CERTIFICATE

The undersigned, President of Starboard Investment Trust, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held on September 6, 2018, and is in full force and effect:

KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby revokes all previous appointments and appoints Terrence O. Davis and/or Tanya  Goins  and/or  Katherine  M. Honey and/or  Ashley  E. Harris and/or Robert G. Schaaf,  with  full power of substitution,  true and lawful attorney of the undersigned  to execute  in name, place and stead of the undersigned and on behalf of the undersigned any and all amendments to the Starboard Investment  Trust's  (the "Trust")  registration  statement  on Form N- 1A under the Securities  Act of 1933, as amended, and the Investment  Company  Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S.  Securities  and  Exchange  Commission  and any  other  regulatory  authority  having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without  limitation,  regulatory  authorities  in any and all states  in which  shares  of any series of the Trust are sold), any such amendment  or registration  statement and any and all  supplements  thereto  or  to  any  prospectus  or  statement  of  additional  information forming  a part of the registration  statement,  as well as any and  all exhibits  and other documents   necessary   or  desirable  to  the  amendment   or  supplement   process.  Said attorneys, and each of them, shall have full  power and  authority,  with  full  power of substitution,  to do and perform in the name and on behalf of the undersigned  every act whatsoever requisite  or desirable  to be done in the premises  in any and all capacities authorized  by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

Dated: September 6, 2018

STARBOARD INVESTMENT TRUST

/s/ Katherine M. Honey
       Katherine M. Honey, President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Starboard Investment Trust (the "Trust"),  a trust organized under the laws of the State of Delaware, hereby revokes all previous appointments and appoints Terrence O. Davis and/or Tanya  Goins  and/or  Katherine  M. Honey and/or  Ashley  E. Harris and/or Robert G. Schaaf, with full power of substitution, true and lawful attorney of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any  prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 6th day of September, 2018.

/s/ Cassie Driver	/s/ Katherine M. Honey
Witness Cassie Driver	Katherine M. Honey President Starboard Investment Trust
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POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Starboard Investment Trust (the "Trust"), a Delaware statutory trust, hereby revokes all previous appointments and appoints Terrence O. Davis and/or Tanya  Goins  and/or  Katherine  M. Honey and/or  Ashley  E. Harris and/or Robert G. Schaaf, with full power of substitution, true and lawful attorney of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.
IN WITNESS WHEREOF, the undersigned has executed this instrument on this 6th day of September, 2018.

/s/ Cassie Driver	/s/ James H. Speed, Jr.
Witness Cassie Driver	James H. Speed, Jr. Chairman and Independent Trustee
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POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Starboard Investment Trust (the "Trust"), a Delaware statutory trust, hereby revokes all previous appointments and appoints Terrence O. Davis and/or Tanya  Goins  and/or  Katherine  M. Honey and/or  Ashley  E. Harris and/or Robert G. Schaaf, with full power of substitution, true and lawful attorney of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.
IN WITNESS WHEREOF, the undersigned has executed this instrument on this 6th day of September, 2018.

/s/ Cassie Driver	/s/ J. Buckley Strandberg
Witness Cassie Driver	J. Buckley Strandberg Independent Trustee
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POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Starboard Investment Trust (the "Trust"), a Delaware statutory trust, hereby revokes all previous appointments and appoints Terrence O. Davis and/or Tanya  Goins  and/or  Katherine  M. Honey and/or  Ashley  E. Harris and/or Robert G. Schaaf, with full power of substitution, true and lawful attorney of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.
IN WITNESS WHEREOF, the undersigned has executed this instrument on this 6th day of September, 2018.

U /s/ Michael G. Mosley
Witness	Michael G. Mosley Independent Trustee
U Name

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Starboard Investment Trust (the "Trust"), a Delaware statutory trust, hereby revokes all previous appointments and appoints Terrence O. Davis and/or Tanya  Goins  and/or  Katherine  M. Honey and/or  Ashley  E. Harris and/or Robert G. Schaaf, with full power of substitution, true and lawful attorney of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.
IN WITNESS WHEREOF, the undersigned has executed this instrument on this 6th day of September, 2018.

/s/ Cassie Driver	U /s/ Theo H. Pitt, Jr.
Witness Cassie Driver	Theo H. Pitt, Jr. Independent Trustee
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POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Starboard Investment Trust (the "Trust"), a Delaware statutory trust, hereby revokes all previous appointments and appoints Terrence O. Davis and/or Tanya  Goins  and/or  Katherine  M. Honey and/or  Ashley  E. Harris and/or Robert G. Schaaf, with full power of substitution, true and lawful attorney of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 6th day of September, 2018.

/s/ Cassie Driver	/s/ Katherine M. Honey
Witness Cassie Driver	Katherine M. Honey President Starboard Investment Trust
U Print Name

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Starboard Investment Trust (the "Trust"), a Delaware statutory trust, hereby revokes all previous appointments and appoints Terrence O. Davis and/or Tanya  Goins  and/or  Katherine  M. Honey and/or  Ashley  E. Harris and/or Robert G. Schaaf, with full power of substitution, true and lawful attorney of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 6th day of September, 2018.

/s/ Cassie Driver	/s/ Ashley E. Harris
Witness Cassie Driver	Ashley E. Harris Treasurer and Assistant Secretary Starboard Investment Trust
U Print Name